UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K / Amendment No. 1

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 22, 2013

First Community Corporation

(Exact Name of Registrant As Specified in Its Charter)

South Carolina

(State or Other Jurisdiction of Incorporation)

000-28344	57-1010751
(Commission File Number)	(I.R.S. Employer Identification No.)

5455 Sunset Blvd, Lexington, South Carolina	29072
(Address of Principal Executive Offices)	(Zip Code)

(803) 951-2265

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) is being filed by First Community Corporation (the “Company”) to amend the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 28, 2013 (the “Initial Report”). The sole purpose for filing this Amendment No. 1 is to disclose the results of the Company’s Board of Directors’ determination with respect to the frequency of future shareholder advisory votes on executive compensation. No other changes have been made to the Initial Report.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07 Submission of Matters to a Vote of Shareholders

On May 22, 2013, the shareholders of the Company voted for an advisory vote on executive compensation to be held every year. On October 15, 2013, the Company’s Board of Directors, based on the results of the shareholder vote, approved the frequency of an advisory vote on executive compensation to be held every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY CORPORATION

	By:	/s/ Joseph G. Sawyer
	Name:	Joseph G. Sawyer
	Title:	Chief Financial Officer

Dated: October 16, 2013